SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549

                                 FORM 8-K/A
                               Current Report

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  May 24, 1995

                             DRAVO SAVINGS PLAN
           (Exact name of registrant as specified in its charter)

                                   1-5642
                            (Commission file no.)

           Pennsylvania                                  25-0447860
(State or other jurisdiction of                        (I.R.S. employer
  incorporation)                                        identification no.)


                3600 One Oliver Plaza, Pittsburgh, PA. 15222
                  (Address of principal executive offices)


     Registrant's telephone number, including area code:  (412) 566-3000
























     Item 4.  Changes in Registrant's Certifying Accountant.

          Previously filed on June 1, 1995.

Item 7. Financial Statements and Exhibits

     (a)  Financial Statements of Businesses Acquired.

            Not applicable.

     (b)  Pro Forma Financial Information.

            Not applicable.

     (c)  Exhibits

            16. Letter re Change in Certifying Accountant.








































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                               SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.



DRAVO SAVINGS PLAN

By: ERNEST F. LADD III                          Date: June 9, 1995

Chairman, Dravo Corporation
  Retirement Board









































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